                                                                   EXHIBIT 10.8



                       RESTRICTED STOCK PURCHASE AGREEMENT


                  THIS AGREEMENT is made as of the __th day of _______, 199_, by and between 3Dfx Interactive Inc., a California corporation (the "Company"), and ____________ (the "Purchaser").

                  In consideration of the mutual covenants and representations herein set forth, the Company and Purchaser agree as follows:

                  1.     Purchase and Sale of Stock.

                  1.1 Purchase of Stock. Subject to the terms and conditions of this Agreement, the Company hereby agrees to sell to Purchaser and Purchaser agrees to purchase from the Company at the Closing an aggregate of _______ shares of the Company's Common Stock (the "Stock") at a price of $.__ per share, for an aggregate purchase price of $________. The shares of Stock shall be purchased by delivery of Purchaser's full recourse promissory note in the principal amount of $________ in substantially the form of Exhibit A attached hereto (the "Note").

                  1.2 Security for Note. As security for the payment of the Note and any renewal or modification thereof, Purchaser hereby pledges and grants to the Company a security interest in all of the Stock pursuant to a Security Agreement in substantially the form attached hereto as Exhibit B (the "Security Agreement"). As part of this pledge, Purchaser will sign and deliver to the Secretary of the Company ("Escrow Agent") a Stock Assignment duly endorsed (with date and number of shares blank) in the form attached hereto as Exhibit C (the "Assignment"), together with the certificate or certificates evidencing the Stock; the Assignment and the certificate or certificates evidencing the Stock are to be held in escrow by the Escrow Agent pursuant to an Escrow Agreement in substantially the form attached hereto as Exhibit D (the "Escrow Agreement-) for use if, as and when required pursuant to the Security Agreement.

                  2. Closing. The purchase and sale of the Stock shall occur at a Closing to be held on the date hereof (the "Closing Date"). The Closing will take place at the principal office of the Company or at such other place as shall be designated by the Company. At the Closing, Purchaser shall deliver to the Company the Note and the Company will issue the Stock registered in the name of Purchaser. In addition, the Purchaser shall sign and deliver the Security Agreement, the Assignment and the Escrow Agreement.

                  3.       Purchase Option.

                  3.1 Grant of Purchase Option. Beginning on the Closing Date, the Stock shall be subject to the right and option of the Company to repurchase the Stock (the "Purchase Option") as set forth in this Section 3. In the event Purchaser's employment by or consulting relationship with the Company (including a parent or subsidiary of the Company) shall cease for any reason, or no reason, with or without cause, including death, disability or involuntary termination ("Termination"), the Company shall have the right, as provided in
Section 3.2 hereof, to purchase from Purchaser or his personal representative, as the case may be, at the purchase price of $____ per share (the "Option Price"), all of the Stock that has not been released from the Purchase Option in accordance with the following schedule:

                           (a) On __________, 199_, one-eighth (1/8th) of the
                  shares of the Stock. (______ shares) shall be released from the Purchase Option;

                           (b) At the end of each full month elapsing after
                  __________, 199_, an additional one forty-second (1/42nd) of the remaining _______ shares of Stock (______ shares) will be released from the Purchase Option.

                  3.2 Exercise of Purchase Option. Within ninety (90) days following Termination, the Company shall notify Purchaser by written notice delivered or mailed as provided in Section 9.3 as to whether it wishes to purchase the Stock pursuant to exercise of the Purchase Option. If the Company (or its assignees) elects to purchase the Stock hereunder, it shall specify a date (which shall not be later than thirty (30) days from the date of the above described notice) and a place for the closing of the transaction. At such closing, the Company (or its assignees) shall tender payment for the Stock and the certificates representing the Stock so purchased shall be canceled. Purchaser hereby authorizes and directs the Secretary or Transfer Agent of the Company to transfer the Stock as to which the Purchase Option has been exercised from Purchaser to the Company (or its assignees). The Option Price may be payable, at the option of the Company, in cancellation of all or a portion of any outstanding indebtedness of Purchaser to the Company, or by check, or both.

                  3.3 No Limit on Rights. Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a parent or subsidiary of the Company, to terminate Purchaser's employment or consulting relationship, for any reason, with or without cause, subject to Section 3.4 below.

                  3.4 Escrow of Stock. Purchaser agrees at the Closing hereunder, to deliver to and deposit with the Escrow Agent named in the Escrow Agreement of even date and delivered herewith, the certificate or certificates evidencing the Stock and the duly executed Assignments. Such documents are to be held by the Escrow Agent until delivered pursuant to the terms of such Escrow Agreement. Shares of the Stock which are subject to the Purchase Option shall not be transferable by the Purchaser.

                  4.       Restriction on Transfer: Rights of First Refusal.

                  4.1 Rights of First Refusal. Before any shares of Stock registered in the name of Purchaser may be sold or transferred (including transfer by operation of law other than as excepted pursuant to Section 4.2 hereof), Purchaser must first obtain the written consent of the Company. If such written consent is not given, then the Company or, if the Company desires, the other shareholders of the Company, shall have a right of first refusal to purchase such shares for the same price and on the same terms and conditions offered to such prospective purchaser, in accordance with the procedures set forth below (the "Rights of First Refusal").

                  If the proposed price per share is to be other than in cash, then an equivalent cash value shall be determined in good faith by the Board of Directors of the Company. If a transfer other than a voluntary sale is proposed to be made, then the price per share for purposes of the Rights of First Refusal shall be determined by the mutual agreement of Purchaser and the Company or, if no agreement can be reached, the price shall be the fair market value of such shares, as determined in good faith by the Company's Board of Directors.

                  Prior to any sale or transfer of any shares of the Stock, Purchaser, or the legal representative of Purchaser, shall promptly deliver to the Secretary of the Company a written notice of the price and other terms and conditions of the offer by the prospective purchaser, the identity of the prospective purchaser, and, in the case of a sale, Purchaser's bona fide intention to sell or dispose of such shares together with a copy of a written agreement between Purchaser and the prospective purchaser conditioned only upon the satisfaction of the procedures set forth in these Rights of First Refusal. If the Company does not give its written consent to such transfer, then the Company (or its assignees) shall, for thirty (30) days after such notice from Purchaser, have the right under this Section 4 to purchase some or all such shares, as set forth herein. After the expiration of the Rights of First Refusal, or upon the written consent of the Company to the proposed transfer, Purchaser may sell or transfer the shares specified in the notice to the Company, on the terms and conditions specified in such notice; provided, however, that the sale must be consummated within three (3) months after the date of the notice and that all shares sold or transferred shall remain subject to the provisions and restrictions of this Agreement and shall carry a legend to that effect.

                  If the Rights of First Refusal under this Section 4 are not exercised but Purchaser fails to consummate such sale on the same terms and conditions as set forth in the notice to the Company within three (3) months after the date of the notice, then such Rights of First Refusal shall be reinstated.

                  4.2 Termination: Exceptions. The provisions of this Section 4 shall terminate on the closing date of an underwritten public offering of Common Stock of the Company. The provisions of Section 4.1 shall not apply to a transfer of any shares of Stock by Purchaser, either during his lifetime or on death to his ancestors, descendants or spouse, or any custodian or trustee for the account of Purchaser or Purchaser's ancestors, descendants or spouse; provided, in each such case a transferee shall receive and hold such shares subject to the provisions and restrictions on transfer of this Agreement and there shall be no further transfer of such shares except in accordance herewith.

                  4.3 Effect of Transfers Not in Compliance. The Company shall not be required to transfer on its books any shares of Stock of the Company which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement or the Security Agreement, or to treat as owner of such shares, or to accord the right to vote as such owner or to pay dividends to, any transferee to whom such shares shall have been so transferred.

                  5. Stock Splits. etc. If, from time to time during the term of the Purchase Option or Rights of First Refusal as provided in Sections 3 and 4 hereof, there is any stock dividend, stock split or other change in the character or amount of any of the outstanding securities of the Company or if there is any consolidation, merger or sale of all, or substantially all, of the assets of the Company, then in such event any and all new, substituted or additional securities to which Purchaser is entitled by reason of his ownership of Stock shall be immediately subject to the Purchase Option and Rights of First Refusal and be included in the term "Stock" for all purposes of this Agreement with the same force and effect as the shares of Stock presently subject to this Agreement.

                  6. Legends. All certificates representing any shares of Stock of the Company subject to the provisions of this Agreement shall have endorsed thereon substantially the following legends:

                           (a) "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE
                  SUBJECT TO CERTAIN RESTRICTIONS UPON AND OBLIGATIONS WITH RESPECT TO TRANSFER AND RIGHTS OF REPURCHASE AND RIGHTS OF FIRST REFUSAL AS SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE ORIGINAL REGISTERED HOLDER, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY."

                           (b) "THE SHARES REPRESENTED HEREBY HAVE NOT BEEN
                  REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED."

                           (c) Any legend required under applicable state
                  securities laws.

                  7. Investment Intent: Covenant. In purchasing the Stock, Purchaser represents to the Company as follows:

                           (a) Purchaser has had an opportunity to discuss the
business prospects and business plan of the Company with the officers and directors of the Company. Purchaser has a preexisting personal or business relationship with the Company or one of its officers, directors or controlling persons and/or by reason of his business or financial experience he has the capacity to protect his own interests in connection with the transactions contemplated by this Agreement. Purchaser further acknowledges that the Stock is highly speculative and involves a high degree of risk, and represents and warrants that he is able, without impairing his financial condition, to hold the Stock for an indefinite period of time and suffer a complete loss of his investment therein.

                           (b) Purchaser is acquiring the Stock for investment
and not with a view to or for sale in connection with any distribution of said Stock or with any present intention of distributing or selling said Stock and he does not presently have reason to anticipate any change in circumstances or any particular occasion or event which would cause him to sell said Stock. Purchaser understands that the Stock has not been registered under the Securities Act of 1933, as amended, (the "Act") and may not be sold or otherwise disposed of except pursuant to an effective Registration Statement filed under the Act or pursuant to an exemption from the registration requirements of such Act. Purchaser acknowledges that the Company is under no obligation to register the Stock under the Act on his behalf. Purchaser represents and warrants that he understands that the Stock constitutes restricted securities within the meaning of Rule 144 promulgated under the Act; that the exemption from registration under Rule 144 will not be available in any event for at least two years from the date of purchase and payment for the Stock, and even then will not be available unless the terms and conditions of Rule 144 are complied with and will be subject to the limitations on amount set forth therein.

                           (c) Without limiting the representations and
warranties set forth above, Purchaser agrees he will not make any transfer of all or any part of the Stock unless (i) there is a Registration Statement under the Act in effect with respect to such transfer and such transfer is made in accordance therewith, or
(ii) Purchaser has furnished the Company an opinion of counsel satisfactory to the Company and its counsel to the effect that such transfer will not require registration under the Act. Purchaser agrees that, prior to the closing of the Company's initial public offering registered under the Act, he will not transfer any of such securities in a public offering without the Company's prior consent, even if he is otherwise permitted to transfer them pursuant to Rule 144(k) under the Act.

                  8. Lock-up Agreement. In the event the Company sells any of its securities in an underwritten initial public offering pursuant to a registration filed pursuant to the Act, and in connection with each registered offering under the Act within three (3) years of such initial offering, Purchaser agrees (but only if each officer and director of the Company also agrees), upon request from the Company or the managing underwriter of such initial or other public offering, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of, any of the Stock, without the prior written consent of the Company or such underwriter, as the case may be, for such period of time (not to exceed one hundred twenty (120) days) from the effective date of such registration as the Company or the underwriter may specify. Purchaser further agrees that the Company may place stop-transfer notations with the transfer agent of the Stock to enforce this provision.

                  9. Miscellaneous.

                  9.1 Further Assurances. The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement, including, if applicable, execution of the Consent of Spouse attached hereto as Exhibit E.

                  9.2 Entire Agreement. This Agreement, including any exhibits, is the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior oral and written understandings of the parties.

                  9.3 Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to Purchaser at his address shown on the Company's employment records and to the Company at the address of its principal corporate offices (attention: President) or at such other address as such party may designate by ten (10) days' advance written notice to the other party hereto.

                  9.4 Assignment of Rights: Binding Upon Successors. The Company may assign its rights and delegate its duties under Sections 3 and/or 4 hereof. This


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
Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer herein set forth, be binding upon Purchaser, his heirs, executors, administrators, successors and assigns.

                  9.5 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California as applied to contracts between California residents to be wholly performed within the State of California.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                                       3DFX INTERACTIVE, INC.
                                       a California corporation


                                       By:______________________________________

                                       Title:___________________________________



                                       PURCHASER



                                       _________________________________________
                                                      [Name of Purchaser]

                                       Address      [Address of Purchaser]

                                    EXHIBIT A

                          FULL RECOURSE PROMISSORY NOTE

$________                                                 Sunnyvale, California
                                                          ___________, 199_

         For value received, the undersigned (the "Maker") promises to pay to 3Dfx Interactive, Inc., a California corporation (the "Company"), or order, at its principal office, the principal sum of ____________ Dollars ($________) without interest. Said principal shall be due as follows:

         This Note shall be due and payable on __________, 199_. Notwithstanding the foregoing, this Note shall be immediately due and payable upon the earlier of the following.: (a) any termination of the employment or association between the undersigned and the Company or (b) the merger of the Company with or into another corporation, in which the Company is not the surviving corporation, or the sale of all or substantially all of the assets of the Company.

         All payments are to be made in lawful money of the United States of America. The privilege is reserved to prepay any portion of the Note at any time.

         Should suit be commenced to collect this Note or any portion thereof, such sum as the Court may deem reasonable shall be added hereto as attorneys' fees. The Maker waives presentment for payment, protest, notice of protest, and notice of non-payment of this Note.

         This Note is secured by a pledge of certain shares of the Company's Common Stock pursuant to a Security Agreement between the Company and the Maker of even date herewith, and is subject to all the provisions thereof. This Note is also subject to the terms of a Restricted Stock Purchase Agreement between the Company and the Maker of even date herewith.

         The holder of this Note shall have full recourse against the Maker, and shall not be required to proceed against the collateral security pledged to secure this Note in the event of default.



                                                  ______________________________
                                                        [Name of Purchaser]

                                    EXHIBIT B

                               SECURITY AGREEMENT

                  THIS SECURITY AGREEMENT is made as of the __th day of _______, 199_ between 3Dfx Interactive, Inc., a California corporation ("Pledgee" or the "Company"), and ____________ ("Pledgor").

                                    Recitals

                  Pledgor purchased an aggregate of _______ shares of Pledgee's Common Stock (the "Stock") under a Restricted Stock Purchase Agreement dated _______, 199_ (the "Purchase Agreement"), between Pledgor and Pledgee. As payment for the Stock, Pledgor delivered a promissory note (the "Note") in the total principal amount of _________. The Note and the obligations hereunder are as set forth in Exhibit A to the Purchase Agreement.

                  NOW THEREFORE, it is agreed as follows:

                  1. Creation and Description of Security Interest. In order to secure Pledgor's obligation to pay the Note in full, Pledgor, pursuant to the Commercial Code of the State of California, hereby pledges all of the Stock (herein sometimes referred to as the "Collateral") represented by certificate number _______.

                  The pledged Stock (together with an executed blank stock assignment for use in transferring all or a portion of the Stock to Pledgee if, as and when required pursuant to this Security Agreement) shall be delivered to the Secretary of Pledgee, or such other person designated by the Company ("Escrow Agent") to be held pursuant to an Escrow Agreement in the form of Exhibit D to the Purchase Agreement (the "Escrow Agreement") as security for the repayment of the Note, and any extensions or renewals thereof.

                  2. Pledgor's Representations and Covenants. To induce Pledgee to enter into this Security Agreement, Pledgor represents and covenants to Pledgee, its successors and assigns, as follows:

                     (a) Payment of Indebtedness. Pledgor will pay the principal sum of the Note secured hereby, together with interest thereon, at the time and in the manner provided in the Note.

                     (b) Encumbrances. The Stock is not subject to any encumbrances, defenses and liens other than the security interest granted hereunder, and Pledgor will not further encumber the Stock in any manner without the prior written consent of Pledgee.

                  (c) Margin Regulations. In the event that Pledgee's Common Stock becomes margin-listed by the Federal Reserve Board subsequent to the execution of this Security Agreement, and Pledgee is classified as a "lender" within the meaning of the regulations under Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G"), Pledgor agrees to cooperate with Pledgee in making any amendment to the Note or providing any additional collateral as may be necessary to comply with such regulations.

                  3. Voting Rights. During the term of this pledge and so long as all payments of principal and interest are made as they become due under the terms of the Note, Pledgor shall have the right to vote all of the Stock pledged hereunder.

                  4. Stock Adjustments. In the event that during the term of the pledge any stock dividend, reclassification, readjustment or other changes declared or made in the capital structure of Pledgee, all new, substituted and additional shares or other securities issued by reason of any such change shall be delivered to and held by the Pledgee and Escrow Agent under the terms of this Security Agreement and the Escrow Agreement in the same manner as the Stock originally pledged hereunder. In the event of substitution of such securities, Pledgor and Pledgee shall cooperate and execute such documents as are reasonable so as to provide for the substitution of such Collateral and, upon such substitution, references to "Stock" in this Security Agreement shall include the substituted shares of capital stock of Pledgor as a result thereof.

                  5. Warrants and Rights. In the event that, during the term of this pledge, subscription warrants or other rights or options shall be issued in connection with the pledged Stock, such rights, warrants and options shall be the property of Pledgor and, if exercised by Pledgor, all new stock or other securities so acquired by Pledgor as it relates to the pledged Stock then held by Escrow Agent shall be immediately delivered to Escrow Agent, to be held under the terms of this Security Agreement in the same manner as the Stock pledged.

                  6. Default. Pledgor shall be deemed to be in default of the Note and of this Security Agreement in the event:

                       (a) Payment of principal or interest on the Note shall be delinquent for a period of ten (10) days or more; or

                       (b) Pledgor fails to perform any of the covenants set forth in the Purchase Agreement or contained in this Security Agreement for a period of ten (10) days after written notice thereof from Pledgee.

                  In the case of an event of default, as set forth above, Pledgee shall have the right to accelerate payment of the Note upon notice to Pledgor, and Pledgee shall thereafter be entitled to pursue its remedies under the California Commercial Code.

                  7. Withdrawal or Substitution of Collateral. Until the Note has been paid in full, Pledgor shall not sell, withdraw, pledge, substitute or otherwise dispose of all or any part of the Collateral without the prior written consent of Pledgee.

                  8. Term. The within pledge of Stock shall continue until the payment of all indebtedness secured hereby, at which time the remaining pledged Stock shall be promptly delivered to Pledgor, subject to the terms of any other agreement between Pledgor and Pledgee.

                  9. Insolvency. Pledgor agrees that if a bankruptcy or insolvency proceeding is instituted by or against him, or if a receiver is appointed for the property of Pledgor, or if Pledgor makes an assignment for the benefit of creditors, the entire amount unpaid on the Note shall become immediately due and payable, and Pledgee may proceed as provided in the case of default.

                  10. Escrow Agent Liability. The liability of the Escrow Agent shall be limited as provided in the Escrow Agreement.

                  11.    Miscellaneous.

                         (a) Invalidity of Particular Provisions. Pledgor and
Pledgee agree that the enforceability or invalidity of any provision or provisions of this Security Agreement shall not render any other provision or provisions herein contained unenforceable or invalid.

                         (b) Successors or Assigns. Pledgor and Pledgee agree
that all of the terms of this Security Agreement shall be binding on their respective successors and assigns, and that the term "Pledgor" and the term "Pledgee" as used herein shall be deemed to include, for all purposes, the respective designees, successors, assigns, heirs, executors and administrators.

                         (c) Governing Law. This Agreement shall be governed by
and construed in accordance with the laws of the State of California as applied to contracts between California residents to be wholly performed within the State of California.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                                    "PLEDGEE"

                                    3DFX INTERACTIVE, INC.
                                    a California corporation


                                    By:_________________________________________

                                    Title:______________________________________



                                    PURCHASER



                                    ____________________________________________
                                                   [Name of Purchaser]

                                    Address      [Address of Purchaser]

                                    EXHIBIT D

                                ESCROW AGREEMENT

                                                           _______________, 199_

Secretary
3Dfx Interactive, Inc.
4435 Fortran Drive
San Jose, California 95134


Dear Sir or Madam:

                  As Escrow Agent for both 3Dfx Interactive, Inc., a California corporation (the "Company"), and the undersigned purchaser of stock of the Company (the "Purchaser"), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Restricted Stock Purchase Agreement, dated as of _______, 199_ (the "Agreement"), to which a copy of this Escrow Agreement is attached as Exhibit D, in accordance with the following instructions:

                  1. Pledge of Stock. Purchaser has pledged an aggregate of ____________ shares of the Company's Common Stock (the "Stock") to the Company pursuant to a Security Agreement in the form of Exhibit B to the Agreement between Purchaser and the Company of even date herewith (the "Security Agreement") as security for the performance of Purchaser's obligations to the Company under a note (the "Note") delivered to the Company in connection with the purchase of the Stock. This pledge shall continue until the Note has been paid in full.

                  2. Delivery Upon Default. If an Event of Default shall occur under the Security Agreement or the Note, you shall, within ten (10) days of receipt of a written request of an authorized officer of the Company given to you and Purchaser, deliver the certificate evidencing the Stock and the stock assignments to the Company to enable the Company to exercise its rights as a secured party under the Commercial Code of the State of California.

                  3. Exercise of Purchase Option. In the event the Company and/or any assignee of the Company (referred to collectively for convenience herein as the "Company") exercises the Purchase Option set forth in the Agreement, the Company shall give to Purchaser and you a written notice specifying the number of shares of stock to be purchased, the purchase price, and the time for a closing hereunder at the principal office of the Company. Purchaser and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

                  At the closing, you are directed (a) to date the stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver same, together with the certificate evidencing the shares of stock to be transferred, to the Company against the simultaneous delivery to you of the purchase price (by check or by cancellation of any debt owed by Purchaser to the Company) for the number of shares of stock being purchased pursuant to the exercise of the Purchase Option.

                  4. Deposit of Certificates. Purchaser irrevocably authorizes the Company to deposit with you any certificates evidencing the Stock to be held by you hereunder and any additions and substitutions to said shares as defined in the Agreement and the Security Agreement. Purchaser does hereby irrevocably constitute and appoint you as his attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated, including but not limited to the filing with the Department of Corporations of the State of California of an Application for Consent to Transfer Securities Subject to Legend or Escrow Condition Pursuant to
Section 25151 of the California Corporate Securities Law of 1968, if required. Subject to the provisions of this Section 3, Purchaser shall exercise all rights and privileges of a shareholder of the Company while the Stock is held by you.

                  5. Term. This escrow shall commence upon the date hereof and shall terminate five (5) years and one month from the date hereof or earlier if the Company shall give you notice that the Note has been paid in full and the Shares are no longer subject to the Purchase Option. If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Purchaser, you shall deliver all of same to Purchaser and shall be discharged of all further obligations hereunder.

                  6. Provisions Applicable to Escrow Agent. With respect to your performance of your obligations, the following terms shall apply:

                     (a) Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

                     (b) You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Purchaser while acting in good faith and in the exercise of your own good judgment, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

                  (c) You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law, and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

                  (d) You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

                  (e) You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.

                  (f) Your responsibilities and rights as Escrow Agent hereunder shall pass to any successor Secretary and/or Assistant Secretary of the Company.

                  (g) If you reasonably require other or further instruments in connection with this Escrow Agreement or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

                  (h) It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction, but you shall be under no duty whatsoever to institute or defend any such proceedings.

                  (i) By signing this Escrow Agreement, you become a party hereto only for the purpose of said Escrow Agreement; you do not become a party to the Agreement or the Security Agreement.

                  7. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to Purchaser at his address shown on the Company's employment records and to you and the Company at the address of its principal corporate offices (attention: Secretary and attention: President, respectively) or at such other address as such party may designate by ten (10) days prior written notice to the other parties hereto.

                  8. Successors and Assigns. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.


                                                 Very truly yours,

                                                 3DFX INTERACTIVE, INC.
                                                 a California corporation


                                                 By:____________________________

                                                 Title:    Secretary



                                                 PURCHASER:


                                                 _______________________________
                                                      [Signature of Purchaser]


                                                 ESCROW AGENT:


                                                 _______________________________

                                    EXHIBIT C


                      ASSIGNMENT SEPARATE FROM CERTIFICATE


                  FOR VALUE RECEIVED, I, ____________, hereby sell, assign and transfer unto_____________________________________________________(__________)
shares of the Common Stock of 3Dfx Interactive, Inc., standing in my name on the books of said corporation represented by Certificate No. ____ herewith and do hereby irrevocably constitute and appoint to transfer said stock on the books of the within-named corporation with full power of substitution in the premises.


Dated: __________, 199_

                                                   Signature:


                                                   _____________________________
                                                      [Signature of Purchaser]


             This Assignment Separate from Certificate was executed in conjunction with the terms of a Restricted Stock Purchase Agreement between the above assignor and 3Dfx Interactive, Inc., dated __________, 199_.


INSTRUCTION: PLEASE DO NOT FILL IN ANY BLANKS OTHER THAN THE SIGNATURE LINE.

                                    EXHIBIT E

                                CONSENT OF SPOUSE

         I, _______________, spouse of ___________, have read and approved the foregoing Restricted Stock Purchase Agreement and the exhibits thereto (the "Agreement"). In consideration of the Company's granting my spouse the right to purchase the Stock as set forth in the Agreement, I hereby agree to be irrevocably bound by the Agreement and further agree that any community property or other such interest shall be similarly bound by the Agreement. I hereby appoint my spouse as my attorney-in-fact with respect to any amendment or exercise of any rights under the Agreement.



Dated:______________________, 199_
                                                  ______________________________
                                                  Spouse of Purchaser